Note Payable	12 Months Ended
Dec. 31, 2013
Notes Payable [Abstract]
Note Payable
Note 13 - Note Payable

On November 30, 2012 the Company purchased two million shares of stock from a shareholder of the Company for $323,035 in cash (including an option payment that we previously made to the selling stakeholder) and a note payable of $825,000 bearing interest at a rate per annum of twenty-four hundredths percent (0.24%). Principal and accrued interest were payable quarterly.  This note was retired in 2013.